UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

FORM 8-K
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 9, 2006

AMERICAN BIOGENETIC SCIENCES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-27454	11-2655906
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

90 John Street, Suite 626, New York, NY		10038
(Address of Principal Executive Offices)		(ZIP Code)

115 East 57th Street, Suite 1118, New York, NY 10022
(Former name or address, if changed since last report.)

Registrant's telephone number, including area code: (646) 202-9679

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

The Registrant reports in this Form 8-K the engagement of a new certifying accountant.

(a)(1) Previous Independent Accountant
(i)    The Registrant previously reported on Form 8-K filed on August 9, 2002, that the Registrant had received a written notice from the SEC that the SEC had been informed by Arthur Andersen ("Andersen"), Registrant's previous accountants, that Andersen was unable to perform future audit services for the Registrant.
(ii)    Andersen's report on the financial statements of the Registrant for the fiscal years ended December 31, 2001 and 2000 reflected that such financial statements were "prepared assuming the Company will continue as a going concern". Except for this qualification, Andersen's reports on the Registrant's financial statements for these two fiscal years did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.
(iii)    In connection with the appointment of a new board of directors of the Registrant on November 29, 2006, the Registrant engaged Michael F. Cronin, CPA as the Registrant's independent public accountant on January 9, 2006 as disclosed in (a)(2) below.
(iv)    As the Registrant previously reported in its August 9, 2002 Form 8-K, during the Company's fiscal years ended December 31, 2001 and 2000, and subsequent interim periods through the date of the Registrant's Form 8-K filed on August 9, 2002, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference to the subject matter of the disagreements in connection with their report on the Company's consolidated fiancial statements for such years.
(v)    Neither the Registrant nor the Registrant's new independent public accountant, Michael F. Cronin, CPA, has requested a letter from Andersen stating whether it agreed with the above statements.

(a)(2) Engagement of New Independent Accountant
On November 29, 2005, the Registrant's board of directors authorized the engagement of Michael F. Cronin, CPA, 687 Lee Road, Suite 210, Rochester, New York, as its independent accountant to audit the Registrants's financial statements commencing with its fiscal year ended December 31, 2002 and for each subsequent fiscal year. The date of the engagement of Michael F, Cronin, CPA was January 9, 2006. Prior to the engagement of Michael F. Cronin, CPA on January 9, 2006 as Registrant's new certifying accountant, the Registrant did not consult with the newly engaged accountant regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that the new accountant concluded was an important factor considered by the Registrant in reaching the decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-B and the related instructions to this item.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 27, 2007

American Biogenetic Sciences, Inc.
By: Richard Rubin, CEO, CFO and Chairman
/s/ Richard Rubin